                                                                    EXHIBIT 99.2

For further information contact
John S. Weatherly, CFO 1-800-451-1294

                              FOR IMMEDIATE RELEASE

         CALLON PETROLEUM COMPANY REPORTS RESULTS
         FOR SECOND QUARTER, FIRST SIX MONTHS OF 2003

         Natchez, MS (August 11, 2003)--Callon Petroleum Company (NYSE:
CPE/CPE.PrA) today reported its results of operations for both the quarter and the six-month period ended June 30, 2003.

         Results for the three-month period ended June 30, 2003 include a net loss of $647,000, or $0.07 per diluted share. This compares to net income of $2.3 million, or $0.15 per share on a diluted basis, for the same period in 2002.

         Operating results for the three-month period ended June 30, 2003 include oil and gas sales of $18.4 million from average production of 38 million cubic feet of natural gas equivalent per day (MMcfe/d). This corresponds to sales of $15.3 million from average daily production of 43 MMcfe/d during the same period in 2002. During the second quarter of 2003, natural gas represented approximately 92 percent of the company's total production. The average price received per thousand cubic feet of natural gas in the second quarter of 2003 increased by 67 percent to $5.44 compared to $3.25 during the second three months in 2002, while the average price received per barrel of oil in the second quarter of 2003 increased by 14 percent to $26.59 compared to $23.41 during the same period a year earlier.

         For the six months ended June 30, 2003, the company reported net income of $735,000, or $0.00 per diluted share after the cumulative effect of change in accounting principle related to Statement of Financial Accounting Standards
(SFAS) No. 143 ("Accounting for Asset Retirement Obligations"). This compares to a net loss of $113,000, or $0.06 per share on a diluted basis, for the same period in 2002.

         On January 1, 2003, the company adopted SFAS No. 143, which required companies to record the fair value of a liability for legal obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. As a result, the impact of adopting the statement resulted in a gain of $181,000, net of tax, which was reported in the first quarter of 2003 as the cumulative effect of the change in accounting principle.

         Operating results for the six-month period ended June 30, 2003 include oil and gas sales of $39.7 million from average production of 39 million cubic feet of natural gas equivalent per day (MMcfe/d). This corresponds to sales of $26.4 million from average daily production of 40 MMcfe/d during the same period in 2002. The average price received per thousand cubic feet of natural gas for the six-month period ended June 30, 2003 increased by 99 percent to $5.62 compared to $2.83 during the first six months in 2002, while the average price received per barrel of oil increased by 37 percent to $28.93 compared to $21.16 during the same period a year earlier.

         Callon Petroleum Company is engaged in the exploration, development, acquisition and operation of oil and gas properties primarily in the Gulf Coast region.


                                     (MORE)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                          THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                               JUNE 30,                      JUNE 30,
                                                                       -------------------------     -------------------------
                                                                          2003           2002           2003           2002
                                                                       ----------     ----------     ----------     ----------
Operating revenues:
  Oil and gas sales                                                    $   18,409     $   15,304     $   39,677     $   26,358
                                                                       ----------     ----------     ----------     ----------
    Total operating revenues                                               18,409         15,304         39,677         26,358
                                                                       ----------     ----------     ----------     ----------

Operating expenses:
  Lease operating expenses                                                  2,512          2,805          5,344          5,369
  Depreciation, depletion and amortization                                  6,951          6,489         14,353         12,077
  General and administrative                                                1,401          1,299          2,636          2,438
  Accretion expense                                                           727             --          1,442             --
  Loss on mark-to-market commodity derivative contracts                       396            382            534            770
                                                                       ----------     ----------     ----------     ----------
     Total operating expenses                                              11,987         10,975         24,309         20,654
                                                                       ----------     ----------     ----------     ----------

  Income from operations                                                    6,422          4,329         15,368          5,704
                                                                       ----------     ----------     ----------     ----------
  Other (income) expenses:
  Interest expense                                                          7,490          5,913         14,671         11,633
  Other income                                                                (73)          (252)          (156)          (822)
  Gain on sale of pipeline                                                     --         (2,454)            --         (2,454)
  Gain on sale of Enron derivatives                                            --         (2,479)            --         (2,479)
                                                                       ----------     ----------     ----------     ----------
     Total other (income) expenses                                          7,417            728         14,515          5,878
                                                                       ----------     ----------     ----------     ----------

   Income (loss) before income taxes                                         (995)         3,601            853           (174)
   Income tax expense (benefit)                                              (348)         1,260            299            (61)
                                                                       ----------     ----------     ----------     ----------
   Income (loss) before cumulative effect of change in
      accounting principle                                                   (647)         2,341            554           (113)

  Cumulative effect of change in accounting principle, net of tax              --             --            181             --
                                                                       ----------     ----------     ----------     ----------

  Net income (loss)                                                          (647)         2,341            735           (113)
  Preferred stock dividends                                                   319            319            638            638
                                                                       ----------     ----------     ----------     ----------
  Net income (loss) available to common shares                         $     (966)    $    2,022     $       97     $     (751)
                                                                       ==========     ==========     ==========     ==========

  Net income (loss) per common share:
  Basic
    Net income (loss) available to common before cumulative
       effect of change in accounting principle                        $    (0.07)    $     0.15     $    (0.01)    $    (0.06)
    Cumulative effect of change in accounting principle, net of tax            --             --           0.01             --
                                                                       ----------     ----------     ----------     ----------
    Net income (loss) available to common                              $    (0.07)    $     0.15     $     0.00     $    (0.06)
                                                                       ==========     ==========     ==========     ==========

  Diluted
    Net income (loss) available to common before cumulative
        effect of change in accounting principle                       $    (0.07)    $     0.15     $   ( 0.01)    $    (0.06)
    Cumulative effect of change in accounting principle, net of tax            --             --           0.01             --
                                                                       ----------     ----------     ----------     ----------
    Net income (loss) available to common                              $    (0.07)    $     0.15     $     0.00     $    (0.06)
                                                                       ==========     ==========     ==========     ==========

 Shares used in computing net income (loss):
 Basic                                                                     13,640         13,334         13,620         13,325
                                                                       ==========     ==========     ==========     ==========
 Diluted                                                                   13,640         13,744         14,286         13,325
                                                                       ==========     ==========     ==========     ==========

CONSOLIDATED CONDENSED BALANCE SHEETS:
(In thousands)

                                                              JUNE 30,       DECEMBER 31,
                                                                2003             2002
                                                            ------------     ------------
                                                            (UNAUDITED)
Cash and cash equivalents                                   $      4,927     $      5,807
Oil and gas properties, net*                                     411,890          377,661
All other assets                                                  33,270           27,145
                                                            ------------     ------------
      Total assets                                          $    450,087     $    410,613
                                                            ============     ============

Long-term debt excluding current maturities                 $    184,874     $    248,269
All other liabilities*                                           123,848           21,384
Stockholders' equity                                             141,365          140,960
                                                            ------------     ------------
      Total liabilities and stockholders' equity            $    450,087     $    410,613
                                                            ============     ============

*Impacted by the adoption of SFAS No. 143 on January 1, 2003

OTHER FINANCIAL INFORMATION:
(In thousands, except per share amounts)

A reconciliation of net cash provided by operating activities before changes in operating assets and liabilities, a non-GAAP financial measure, is presented on the company's website, www.callon.com, and can be found under the heading "Investor Info," "SEC Regulation G Disclosure."

PRODUCTION AND PRICE INFORMATION:

                                             THREE MONTHS                  SIX MONTHS
                                                ENDED                         ENDED
                                               JUNE 30,                      JUNE 30,
                                      -------------------------     -------------------------
                                         2003           2002           2003           2002
                                      ----------     ----------     ----------     ----------
Production:
   Oil (MBbls)                                46             60             91            114
   Gas (MMcf)                              3,166          3,565          6,593          6,594
   Gas equivalent (MMcfe)                  3,441          3,925          7,138          7,278
   Average daily (MMcfe)                    37.8           43.1           39.4           40.2

Average prices:
   Oil ($/Bbl)                        $    26.59     $    23.41     $    28.93     $    21.16
   Gas ($/Mcf)                        $     5.44     $     3.25     $     5.62     $     2.83
   Gas equivalent ($/Mcfe)            $     5.35     $     3.31     $     5.56     $     2.90

                        THIRD QUARTER AND FULL YEAR 2003
                               GUIDANCE ESTIMATES
               (IN THOUSANDS, EXCEPT PER PRODUCTION UNIT AMOUNTS)

                                                                      GUIDANCE FOR 3RD                  GUIDANCE FOR
                                                                        QUARTER 2003                   FULL YEAR 2003
                                                                      -----------------               -----------------

Estimated production volumes:
   Natural gas (Bcf)                                                      3.1 - 3.3                      13.3 - 13.7
   Crude oil (Mbo)                                                           40                           430 - 450
   MMcfe/d                                                                 36 - 38                         44 - 45

Hedges outstanding:

   Volume (MMcf)                                                             750
   Average ceiling price (per Mcf)                                          $4.76
   Average floor price (per Mcf)                                            $3.50

   Volume (MMcf)                                                             600
   Average ceiling price (per Mcf)                                          $5.80
   Average floor price (per Mcf)                                            $5.00

Lease operating expenses:

   Cash                                                                $2,700 - $2,850                $12,400 - $12,900
   Non-cash                                                                  --                              --
                                                                      -----------------               -----------------
   Total                                                               $2,700 - $2,850                $12,400 - $12,900

General and administrative expenses:

   Cash                                                                 $ 825 - $ 875                  $3,300 - $3,400
   Non-cash                                                               425 -   475                   1,800 -  1,900
                                                                      -----------------               -----------------
   Total                                                               $1,250 - $1,350                 $5,100 - $5,300

Interest expense:

   Cash                                                                $5,900 - $6,200                $23,200 - $23,900
   Non-cash                                                             1,600 -  1,700                  6,400 -   6,600
                                                                      -----------------               -----------------
   Total                                                               $7,500 - $7,900                $29,600 - $30,500

DD & A - Oil and gas properties                                         $6,650 - $7,025               $32,000 - $33,000

Accretion expense                                                        $725 - $775                   $2,900 - $3,000

Accrual income tax rate                                                      35%                             35%

Cash income tax rate                                                         0%                              0%

     The preceding guidance estimates contain assumptions that we believe are reasonable. These estimates are based on information that is available as of the date of this news release. We are not undertaking any obligation to update these estimates as conditions change or as additional information becomes available.

     This news release contains projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. Some of the factors which could affect our future results and could cause results to differ materially from those expressed in our forward-looking statements include:

     o    general economic conditions;

     o    volatility of oil and natural gas prices;

     o    uncertainty of estimates of oil and natural gas reserves;

     o    impact of competition;

     o    availability and cost of seismic, drilling and other equipment;

     o operating hazards inherent in the exploration for and production of oil and natural gas;

     o difficulties encountered during the exploration for and production of oil and natural gas;

     o difficulties encountered in delivering oil and natural gas to commercial markets;

     o    changes in customer demand and producers' supply;

     o    uncertainty of our ability to attract capital;

     o compliance with, or the effect of changes in, the extensive governmental regulations regarding the oil and natural gas business;

     o    actions of operators of our oil and gas properties;

     o    weather conditions; and

     o the risk factors discussed in our filings with the Securities and Exchange Commission, including those in our Annual Report for the year ended December 31, 2002 on Form 10-K.

          The preceding estimates reflect our review of continuing operations only. These estimates do not take into account any material transactions such as sales of debt and equity securities, acquisitions or divestitures of assets, and formations of joint ventures. We continually review these types of transaction and may engage in one or more of these types of transactions without prior notice.



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